Exhibit 99.1
Rajesh C. Shrotriya, MDChairman, Chief Executive Officer, and President Company Presentation February, 2011

Safe Harbor Statement This presentation contains forward-looking statements regarding future events and the future performance of Spectrum Pharmaceuticals that involve risks and uncertainties that could cause actual results to differ materially. These statements include but are not limited to statements that relate to our business and its future, our strategy, the success of our drug candidates, the safety and efficacy of our drug products, product approvals, market potential, product sales, revenue, development, regulatory and approval timelines, product launches, product acquisitions, capital resources and any statements that relate to the intent, belief, plans or expectations of Spectrum or its management, or that are not a statement of historical fact. Risks that could cause actual results to differ include the possibility that our existing and new drug candidates, may not prove safe or effective, the possibility that our existing and new drug candidates may not receive approval from the FDA, and other regulatory agencies in a timely manner or at all, the possibility that our existing and new drug candidates, if approved, may not be more effective, safer or more cost efficient than competing drugs, the possibility that price and other competitive pressures may make the marketing and sale of our drugs not commercially feasible, the possibility that our efforts to acquire or in-license and develop additional drug candidates may fail, our lack of significant revenues, our limited experience in establishing strategic alliances, our limited marketing experience, our dependence on third parties for clinical trials, manufacturing, distribution and quality control and other risks that are described in further detail in the Company's reports filed with the Securities and Exchange Commission. We do not plan to update any such forward-looking statements and expressly disclaim any duty to update the information contained in this presentation except as required by law.

Clearly Defined Vision and Strategy VisionCreating a leading Oncology Biopharmaceutical Company with Development and Commercial abilitiesStrategy Acquire or in-license marketed or late stage development products thereby mitigating risk and reducing time to marketSpectrum has no drug discovery

Focus on Building Value Value DriversTwo FDA approved, proprietary oncology drugs with increasing revenue and label expansion potentialTwo drugs in Pivotal Trials; NDAs expected to be filed within 24 monthsSignificant pipeline with unique product profileDeveloping single-dose treatments with lasting benefits

Oncology Focused



ZEVALIN
Belinostat
Lymphoma
FUSILEV
Colorectal
Bladder
Other
Apaziquone
Prostate
Adjuvant
Solid Tumors
Biosimilar Rituximab

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Clearly Defined Vision, Strategy and Focus on Building Value Well CapitalizedCash & Investments (as of 09/30/10) $92.5MNo Long-Term Debt Diversified Revenue SourcesProduct RevenueAlliance MilestonesMinimal Operating Cash Requirements

Product Sales ($M) 2007 2008 2009 2010 (E) 2011 (E) $7.7 $28 Spectrum Growth $0 Trend Line

ZEVALIN Radioimmunotherapy What is ZEVALIN?Anti-CD20 Monoclonal Antibody with Y-90 for Non-Hodgkin's Lymphoma Monoclonal Antibody Radioisotope (Y-90)

ZEVALIN Radioimmunotherapy What is ZEVALIN?Anti-CD20 Monoclonal Antibody with Y-90 for Non-Hodgkin's Lymphoma

Single therapeutic dose with long-term efficacyCategory 1 in NCCN treatment guideline and compendiaFully reimbursedBioScan label removal submitted to FDA ZEVALIN Radioimmunotherapy What is ZEVALIN?"ZEVALIN is in my opinion the most effective single drug available with an acceptable hematological toxicity profile for the treatment of patients with low-grade malignant follicular non-Hodgkin's lymphoma." - Anton Hagenbeek, M.D., Ph.D., Professor of Hematology, Academic Medical Center, Amsterdam

2010 American Society for Hematology Meeting
(ASH)

- **12 Papers on ZEVALIN**
- **6 Oral Presentations**
- **Featured Update on FIT Data**


ZEVALIN
Ibritumomab Tiuxetan

	ZEVALIN (Months)	Control (Months)	P-value
Median Progression-Free Survival (PFS) in all patients randomized	49	14	<0.001
Time to Next Treatment/Time without need for further treatment	99 = 8+ Years (Median not yet reached)	35	<0.0001

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What are the Physicians saying about ZEVALIN? Dr. Lawrence PiroPresident & CEOThe Angeles Clinic and Research Center

ZEVALIN Sales (CHART) 2009 2010 (E) $15.7 M Guidance$27 - $29 M

FUSILEV is a folate analog approved for:FUSILEV rescue is indicated after high-dose methotrexate therapy in osteosarcoma.FUSILEV is also indicated to diminish the toxicity and counteract the effects of impaired methotrexate elimination and of inadvertent overdosage of folic acid antagonists Colorectal CancersNDA PDUFA date for colorectal cancer: April 29, 2011 FUSILEV(r) (Levoleucovorin) What is FUSILEV?

FUSILEV(r) (Levoleucovorin) Sales (CHART) 2008 2010 (E) 2009 $7.7 M $12.5 M (E)

Colorectal Market Opportunity Ex-US sales of levoleucovorin are estimated to be approximately $180 Million(95% for colorectal cancer) FUSILEV is currently not approved for colorectal cancer

HDAC InhibitorProven class of compounds Belinostat Novel HDAC Inhibitor: Potential Backbone in Cancer Therapy Clinical data spans over 700 patients across hematologic malignancies & solid tumors

Belinostat
Pivotal Trial in PTCL

- **Pivotal trial in Relapsed/Refractory PTCL (n=100)**
  - Expected NDA filing: 2011
  - Fast Track designation



- **Commercial Opportunity**
  - PTCL is an aggressive non-Hodgkin's lymphoma (NHL) with poor clinical prognosis[1]
  - ~7500 new patients per year[1], high relapse rate
  - Existing treatment is in excess of $100,000 patient/year
  - Strong patent position
  - Orphan drug exclusivity

Source: Savage KJ, et al. Ann of Oncol. 2004;15:1467-1475.; Savage KJ. Blood Rev. 2007;21:201-216.

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Belinostat Competitive Profile

Potential Safety Advantages and Comparable Efficacy to Current Therapies

Peripheral T-Cell Lymphoma (PTCL)	Belinostat[1] SPPI	ISTODAX (Romidepsin)[2] Celgene	FOLOTYN (Pralatrexate)[3] Allos
EFFICACY			
Overall response rate	**31.6%**	31.3%	26.6%
Complete response rate	**10.5%**	8.3%	8.3%
Median duration of response	**8.8 mo**	9.0 mo	9.4 mo

Peripheral T-Cell Lymphoma (PTCL)	Belinostat[1] SPPI	ISTODAX (Romidepsin)[2] Celgene	FOLOTYN (Pralatrexate)[3] Allos
SAFETY			
Thrombocytopenia	**6%**	27%	32%
Neutropenia	**13%**	54%	20%
Mucositis	**0% ***	NA *	70% **

Data not from direct comparison study

* – Treatment related
** – Irrespective of relationship

[1] – In-house data; based on development studies(confidential)
[2] – Phase II, NCI-1312, Piekarz ASH 2008 Poster 1567; development data
[3] – ODAC 02-Sep-2009 Briefing Documents

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Phase 2 Trial: CUP (Carcinoma of Unknown Primary)Large market opportunity with no approved therapies2-4% of all cancers are CUP*10% of all cancer deaths are CUP*Combination therapy with carboplatin+paclitaxel (standard of care)Unique ability to administer Belinostat via IV and oral dosingAdditional Indication Planned:Solid tumors in combination with approved standard of care therapiesNCIMyelodysplastic syndromes, ovarian cancer, acute myeloid leukemia, etc. * Source: 2008 Cancer Statistics - National Cancer Institute (NCI) www.cancer.gov Belinostat Current & Future Development

Apaziquone Pivotal Trial for Bladder Cancer A Novel DrugNDA Strategy (Under SPA)Two pivotal trials underway: 1,600 patient enrollment completedTop-line results expected in 2012Commercial OpportunitySignificant unmet medical needThe most expensive cancer to treat on a per patient basis

Papillary Urothelial Carcinoma TUR Surgery Apaziquone - Phase 3 Non-Muscle Invasive Bladder Cancer

Apaziquone Development and Commercialization Partnerships Allergan (2008) $41.5M upfront, $304M milestone payments, plus royaltiesCo-promotion rights in the US Nippon Kayaku (2009)Japan + Asian territories$15M upfront, $136M milestone payments, plus royalties Handok Pharmaceuticals (2009)South Korea $19M total deal value, plus royalties

Spectrum Key Milestones:
2011 and Beyond

- **ZEVALIN®**
  - Continue to achieve sales growth
    - Guidance: $27M - $29M in 2010 Sales
  - Data submitted to the FDA supporting removal of BioScan requirement
  - Developing clinical trial strategies for large B-Cell Lymphoma, a much bigger market potential for ZEVALIN
  - Increase patient awareness of ZEVALIN's role in the treatment of NHL
- **FUSILEV® - sNDA in Colorectal Cancer**
  - FDA decision April 29, 2011
- **Belinostat™**
  - PTCL pivotal trial (under SPA) - expect to file NDA in 2011
  - CUP Phase 2 trial – target enrollment completed December, 2010
    - Data expected in 2H of 2011
- **Apaziquone**
  - Top-line data from the registrational Phase 3 bladder cancer trials expected in 2012.

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Near Term Value Drivers Spectrum Pharmaceuticals (NASDAQ: SPPI) FDA Approved/Marketed Belinostat(tm) In pivotal trial FDA Approved/Marketed

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